Form N-SAR

Sub-Item 77Q1 (a)
Copies of any material amendments to registrant's charter or by-laws 333-33978, 811-09885

     Eleventh Amendment dated September 6, 2006 to Janus Adviser Series' Amended and Restated Trust Instrument is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 35 to Janus Adviser Series' registration statement on Form N-1A, filed on November 28, 2006, accession number 0000950134-06-022214 (File No. 333-33978).